THE MARSICO INVESTMENT FUND

Prospectus February 1, 2007

Marsico Focus Fund

Marsico Growth Fund

Marsico 21st Century Fund

Marsico International Opportunities Fund

Marsico Flexible Capital Fund

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MARSICO FUNDS

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

YOUR GUIDE TO THE PROSPECTUS

This Prospectus is designed to help you make an informed decision about whether investing in The Marsico Investment Fund is appropriate for you. The Marsico Investment Fund is a group of mutual funds. There are presently five portfolios available for investment: the Marsico Focus Fund (“Focus Fund”), the Marsico Growth Fund (“Growth Fund”), the Marsico 21st Century Fund (“21st Century Fund”), the Marsico International Opportunities Fund (“International Opportunities Fund”), and the Marsico Flexible Capital Fund (“Flexible Capital Fund”). We may refer to one or more of these separate portfolios as a “Fund” or the “Funds.” The investment adviser for each Fund is Marsico Capital Management, LLC (“Marsico Capital” or the “Adviser”).

We have divided the Prospectus into four sections to make it easy for you to find what you are looking for.

The first section, The Funds, contains a discussion of the objectives, principal risks, performance history, and fees of each Fund. In particular, this section tells you four important things about each Fund:

•	Each Fund’s investment goal – what each Fund is trying to achieve.

•	The principal investment policies of each Fund – how each Fund tries to meet its investment goal.

•	The investment selection process used by each Fund – what are each Fund’s primary types of investments and principal investment strategies.

•	Risks you should be aware of – what are the principal risks associated with investing in each Fund.

The other three sections of the Prospectus – Who Manages the Funds, How to Buy and Sell Fund Shares, and Financial Highlights – provide detailed information about how the Funds are managed, the services and privileges available to the Funds’ shareholders, how shares are priced, how to buy and sell shares, and financial information.

A Privacy Notice describing how the Funds protect the privacy of your financial information appears after the Prospectus.

THE FUNDS

THE GOALS AND PRINCIPAL INVESTMENT POLICIES OF THE FUNDS

The Focus Fund

•	The Focus Fund’s goal is to seek long-term growth of capital.

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The Focus Fund is a “non-diversified” portfolio and invests primarily in the common stocks of large companies that are selected for their long-term growth potential. The Focus Fund will normally hold a core position of between 20 and 30 common stocks. The number of securities held by the Fund may occasionally exceed this range at times such as when the portfolio manager is accumulating new positions, phasing out and replacing existing positions, or responding to exceptional market conditions.

The Growth Fund

•	The Growth Fund’s goal is to seek long-term growth of capital.

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The Growth Fund is a “diversified” portfolio and invests primarily in the common stocks of large companies that are selected for their long-term growth potential. The Growth Fund will normally hold a core position of between 35 and 50 common stocks. The number of securities held by the Fund may occasionally exceed this range at times such as when the portfolio manager is accumulating new positions, phasing out and replacing existing positions, or responding to exceptional market conditions.

The 21st Century Fund

•	The 21st Century Fund’s goal is to seek long-term growth of capital.

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The 21st Century Fund is a “diversified” portfolio and invests primarily in common stocks that are selected for their long-term growth potential. The Fund may invest in companies of any size, and will normally hold a core position of between 35 and 50 common stocks. The number of securities held by the Fund may occasionally exceed this range at times such as when the portfolio manager is accumulating new positions, phasing out and replacing existing positions, or responding to exceptional market conditions.

The International Opportunities Fund

•	The International Opportunities Fund’s goal is to seek long-term growth of capital.

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The International Opportunities Fund is a “diversified” portfolio and invests primarily (no less than 65% of its total assets) in common stocks of foreign companies that are selected for their long-term growth potential. The Fund may invest in companies of any size throughout the world. The Fund normally invests in the securities of issuers that are economically tied to one or more foreign countries, and expects to be invested in various issuers or securities that together have ties to at least four different foreign countries. The Fund may invest in securities of companies economically tied to emerging markets. Some issuers or securities in the Fund’s portfolio may be based in or economically tied to the United States. The Fund will normally hold a core position of between 35 and 50 common stocks. The number of securities held by the Fund may occasionally exceed this range at times such as when the portfolio manager is accumulating new positions, phasing out and replacing existing positions, or responding to exceptional market conditions.

The Flexible Capital Fund

•	The Flexible Capital Fund’s goal is to seek long-term growth of capital and current income.

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The Flexible Capital Fund is a “non-diversified” portfolio and invests primarily in a broad mix of equity securities, fixed income or variable income securities, or other investments that are selected primarily for their long-term growth potential or current income. The Fund may invest in issuers of any size throughout the world, and will normally hold a core position of between 20 and 50 securities or other investments. The number of securities or other investments held by the Fund may occasionally exceed this range at times such as when the portfolio manager is accumulating new positions, phasing out and replacing existing positions, or responding to exceptional market conditions.

THE FUNDS’ GOALS may be changed by the Board of Trustees without shareholder approval. You will receive advance written notice of any material changes to a Fund’s goals.

A WORD ABOUT THE FUNDS: The Funds are mutual funds, which are pooled investment vehicles that are professionally managed and that give you the opportunity to participate in financial markets. The Funds strive to reach their stated goals, although no assurances can be given that they will achieve those goals. Investments in the Funds are not bank deposits and are not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. The Funds do not represent complete investment programs. Your investment in the Funds is not guaranteed, and you could lose money by investing in the Funds.

Although seeking current income is part of the Flexible Capital Fund’s goal, the Flexible Capital Fund may not necessarily have income to distribute at any given time, and is not required to make regular or frequent income distributions (except insofar as mutual funds distribute income annually to address tax considerations).

OTHER INVESTMENT POLICIES OF THE FUNDS

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Each Fund may invest without limit in foreign securities. These securities may be publicly traded in the United States or on a foreign exchange or both, and may be bought and sold in a foreign currency that the Fund may or may not also hold. The Adviser generally selects foreign securities on a security-by-security basis based primarily on considerations such as growth potential or current income (with regard to the Flexible Capital Fund) rather than geographic location or other considerations.

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Primarily for hedging purposes, the Funds may use options (including options on securities and securities indices), futures (including futures on securities indices and foreign currencies), and forward contracts on foreign currencies.

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The Flexible Capital Fund generally expects to invest the majority of its total assets in common stocks and other equity securities. These securities may be selected in part for their potential ability to pay substantial dividends or other distributions as current income to the Fund. For example, the Fund may invest substantially in common stocks, real estate investment trusts (“REITs”), or other securities with equity-like characteristics (such as convertible securities or publicly traded partnerships or master limited partnerships) that may in some cases pay substantial dividends or other distributions.

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Under normal market conditions, each Fund may invest up to 10% (50% with regard to the Flexible Capital Fund) of its total assets in various types of fixed income securities or variable income securities. Investments in certain categories of income securities, including (i) high-yield securities (which may in some cases be known as “junk bonds” and may be subject to potentially higher risks of default than other debt securities), and (ii) mortgage and asset-backed securities, will not exceed 5% (25% with regard to the Flexible Capital Fund) of a Fund’s total assets for each category. Neither the Flexible Capital Fund nor any other Fund is required to maintain any portion of its total assets in fixed or variable income securities.

•	Each Fund may invest up to 15% of its net assets in illiquid securities, which are securities that cannot be sold or disposed of quickly in the normal course of business.

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The Funds may also invest in the securities of other investment companies to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”). A Fund may invest in other investment companies for a variety of reasons such as, without limitation, to manage cash, to seek current income, to gain exposure to investments in particular sectors, industries, or countries. To the extent that a Fund invests in other investment companies, the Fund will indirectly bear its proportionate share of any expenses (such as operating expenses and advisory fees) that may be paid by certain of the investment companies in which it invests.

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The Funds may at any time hold or invest in cash or cash-equivalents, money market securities, U.S. government obligations, short-term debt securities, high-grade commercial paper, federal agency or government-sponsored enterprise securities, certificates of deposit, repurchase agreements and other investments such as options, futures, short sales, and currency forward contracts, in any amounts that the portfolio manager deems appropriate to facilitate investment strategies, meet redemption requests, or meet other Fund objectives or obligations. Under adverse market conditions or in the event of exceptional redemption requests, any Fund may temporarily invest up to all of its assets in such cash or cash-equivalents and related instruments identified in the previous sentence. Unlimited investments in cash or cash equivalents or related investments could have a negative effect on a Fund’s ability to achieve its investment goal. Regarding certain federal agency securities or government-sponsored enterprise securities (such as debt securities or mortgage-backed securities issued by Freddie Mac, Fannie Mae, Federal Home Loan Banks, and other government-sponsored enterprises), you should be aware that although the issuer may be chartered or sponsored by Acts of Congress, the issuer is not funded by Congressional appropriations, and its securities are neither guaranteed nor insured by the United States Treasury.

LARGE COMPANIES Large companies are often referred to as “large capitalization” companies because they typically have a market capitalization of $4 billion or more. Market capitalization is calculated by multiplying the number of shares outstanding by the stock price of the company.

MORTGAGE AND ASSET-BACKED SECURITIES represent interests in a pool of mortgages or other debt, such as car loans. These securities may involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities. These securities also present other potential risks, such as the risk that borrowers may fail to repay principal or pay interest.

HIGH-YIELD BONDS are corporate debt securities that may present an elevated risk that the issuer may not be able to meet its obligation to repay principal or pay interest. For this reason, high-yield bonds are given low to medium credit ratings by rating agencies such as Moody’s (Ba and lower) and Standard & Poor’s (BB and lower) that are generally below the ratings given to investment-grade corporate bonds, and are considered to be more speculative in nature. The Funds will not purchase corporate debt securities that are rated lower than C by rating agencies at the time of purchase but will not be required to dispose of a security if it is downgraded below this level after the time of purchase.

FIXED INCOME SECURITIES are income-producing securities that pay a specified rate of return. Such securities generally include, without limitation, short- and long-term government, government agency, corporate, or municipal debt obligations that pay a specified rate of interest or coupons for a specified period of time, preferred stock that pays fixed dividends, high-yield securities, and other securities that pay fixed yields or a specified rate of return and are generally not convertible into equity securities. Although convertible bonds, convertible preferred stocks, and other securities convertible into equity securities may have some attributes of income securities or debt securities, the Funds generally treat such securities as equity securities.

VARIABLE INCOME SECURITIES are certain types of income securities that may provide for rates of interest that can vary, or for coupon payment features which would provide a variable rate of return.

REAL ESTATE INVESTMENT TRUSTS (“REITs”) are pooled investment vehicles that invest primarily in income-producing real estate or real estate-related loans or interests. REITs generally invest in the ownership or financing of real estate projects such as land or buildings, or real estate-related securities such as mortgage-backed securities, or the funding of real estate ventures. REITs typically pay dividends. Although securities issued by REITs may have some attributes of income securities or debt securities, the Funds generally treat such securities as equity securities. To the extent a Fund invests in REITs, the Fund will indirectly bear its proportionate share of any expenses (such as operating expenses and advisory fees) paid by the REITs in which it invests.

PUBLICLY TRADED PARTNERSHIPS/MASTER LIMITED PARTNERSHIPS (“PTPs/MLPs”) are limited partnerships that are publicly traded on stock exchanges or markets such as the NYSE, AMEX and NASDAQ. At times PTPs/MLPs may offer relatively high yields compared to common stocks. Because PTPs/MLPs are partnerships, they do not ordinarily pay income taxes, but pass their earnings on to unit holders. For tax purposes, unit holders may initially be deemed to receive only a portion of the distributions attributed to them because certain other portions may be attributed to the repayment of initial investments, and may thereby lower the cost basis of the units or shares owned by unit holders. As a result, unit holders may effectively defer taxation on the receipt of some distributions until they sell their units.

INVESTMENT COMPANIES are companies that are engaged primarily in the business of investing in securities, or that hold a large proportion of their assets in the form of investment securities. The Funds themselves are investment company portfolios. Other investment companies in which the Funds may invest, to the extent permitted by the 1940 Act, may include, without limitation, money market funds or other open-end investment companies, exchange-traded funds, closed-end funds or business development companies, other U.S.-registered or foreign-registered investment companies, and other U.S. or foreign companies that are not registered as investment companies but may be viewed as investment companies because of the nature of their businesses or assets.

DIVERSIFIED VS. NON-DIVERSIFIED status affects the number and size of the positions that Fund portfolios can take in securities of different issuers. All mutual funds must elect to be “diversified” or “non-diversified”. In general, a “diversified” portfolio may not invest, with respect to 75% of its total assets, more than 5% of its total assets in the securities of any one issuer, measured at the time of purchase (or instead on a quarterly basis). In contrast, a “non-diversified” portfolio, such as the Focus Fund or the Flexible Capital Fund, may not invest, with respect to 50% of its total assets, more than 5% of its total assets in the securities of any one issuer, measured at the end of each fiscal quarter. As a result, a “non-diversified” portfolio has the ability to invest a greater percentage of its assets in the securities of particular issuers compared to a “diversified” portfolio.

The Focus Fund and the Flexible Capital Fund, as non-diversified portfolios, typically may hold the securities of fewer companies than the Growth Fund, the 21st Century Fund, or the International Opportunities Fund. None of the Funds may invest more than 25% of its total assets in a single issuer (other than U.S. government securities) and none of the Funds may own more than 10% of the outstanding voting shares of any one issuer.

FOREIGN SECURITIES are securities of issuers that are based in or otherwise economically tied to foreign countries, as further described below. Although all of the Funds may invest without limit in foreign securities, the International Opportunities Fund invests primarily in foreign securities. Foreign securities include the debt securities of foreign governments and the equity or debt securities of companies principally traded on non-U.S. securities markets. Foreign securities also include the equity or debt securities of companies with a principal office outside the United States, and securities of companies that generate more than 50% of their total revenues from business outside the United States. Securities of such companies may be listed or traded on U.S. securities exchanges or other U.S. markets as American Depositary Receipts or otherwise. Such U.S.-traded securities are considered “foreign securities” in which the Funds may invest.

THE INVESTMENT SELECTION PROCESS USED BY THE FUNDS

In selecting investments for the Funds, the Adviser uses an approach that combines “top-down” macro-economic analysis with “bottom-up” stock selection.

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The “top-down” approach may take into consideration macro-economic factors such as, without limitation, interest rates, inflation, demographics, the regulatory environment, and the global competitive landscape. In addition, the Adviser may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of this “top-down” analysis, the Adviser seeks to identify sectors, industries and companies that may benefit from the overall trends the Adviser has observed.

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The Adviser then looks for individual companies or securities with earnings growth potential that may not be recognized by the market at large. Primarily with regard to the Flexible Capital Fund, the Adviser also (or instead) may consider whether a particular security potentially offers current income, as discussed further below. In determining whether a particular company or security may be a suitable investment, the Adviser may focus on any of a number of different attributes that may include, without limitation, the company’s specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; reasonable valuations in the context of projected growth rates; current income (primarily with regard to the Flexible Capital Fund); and other indications that a company or security may be an attractive investment prospect. This process is called “bottom-up” stock selection.

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As part of this fundamental, “bottom-up” research, the Adviser may visit with various levels of a company’s management, as well as with its customers and (as relevant) suppliers, distributors, and competitors. The Adviser also may prepare detailed earnings and cash flow models of companies. These models may assist the Adviser in projecting potential earnings growth, current income, (primarily with regard to the Flexible Capital Fund) and other important company financial characteristics under different scenarios. Each model is typically customized to follow a particular company and is generally intended to replicate and describe a company’s past, present and potential future performance. The models may include quantitative information and detailed narratives that reflect updated interpretations of corporate data and company and industry developments.

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Primarily with regard to the Flexible Capital Fund, in addition to the approach discussed above, the Adviser may consider whether a particular security or other investment potentially offers current income. In the case of equity securities, this may include consideration of dividends or other distributions. In the case of fixed income or variable income securities, it may include consideration of interest or dividend distributions or other income. In both cases, the relative predictability of the current income may also be a relevant factor. Although seeking current income is part of the Flexible Capital Fund’s goal, the Fund may not necessarily have income to distribute at any given time, and is not required to make regular or frequent income distributions (except insofar as mutual funds distribute income annually to address tax considerations).

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The Adviser may reduce or sell a Fund’s investments in portfolio securities if, in the opinion of the Adviser, a security’s fundamentals change substantially, its price appreciates excessively in relation to fundamental prospects, the company appears unlikely to realize its growth potential or current income potential (primarily with regard to the Flexible Capital Fund), more attractive investment opportunities appear elsewhere or for other reasons.

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The core investments of the Funds (except the Flexible Capital Fund) generally may include established companies and securities that offer long-term growth potential. However, these Funds’ portfolios also may typically include securities of less mature companies, companies or securities with more aggressive growth characteristics, and companies undergoing significant changes such as the introduction of a new product line, the appointment of a new management team, or an acquisition.

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The core investments of the Flexible Capital Fund generally may include established companies and securities that offer long-term growth potential or current income potential. The Flexible Capital Fund’s portfolio may also include securities of less mature companies, companies or securities with more aggressive growth characteristics, and companies undergoing significant changes such as the introduction of a new product line, the appointment of a new management team, or an acquisition. In addition, the Flexible Capital Fund’s portfolio may include common stocks that pay dividends or other distributions, preferred stocks, convertible bonds or stocks and other securities that are convertible into equity securities, fixed or variable income securities (including high-yield bonds), and other investments.

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The Funds may invest in certain securities or other investments for relatively short periods of time. Such short-term activity may cause the Funds to incur higher transaction costs (which may adversely affect the Funds’ performance) and may increase taxable distributions for shareholders. The Flexible Capital Fund’s investments in income-producing securities and investments also may increase taxable distributions for shareholders of the Flexible Capital Fund. Although seeking current income is part of the Flexible Capital Fund’s goal, the Fund may not necessarily have income to distribute at any given time, and is not required to make regular or frequent income distributions (except insofar as mutual funds distribute income annually to address tax considerations).

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Although the research process and investment philosophy are similar among the Funds, the Adviser generally may take a more aggressive approach to managing the assets of the 21st Century Fund, and may consider current income (primarily in managing the assets of the Flexible Capital Fund). The Flexible Capital Fund may or may not distribute income from time to time as noted above.

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In managing the Funds’ assets, the Adviser seeks to remain mindful of the tax consequences that investment decisions may have on shareholders. However, if the Adviser determines, for example, that a portfolio security should be sold, the holding will be sold notwithstanding any possible tax consequences.

THE PRINCIPAL RISKS OF INVESTING IN THE FUNDS

RISKS IN GENERAL

Domestic and foreign economic growth and market conditions, interest rate levels and political events are among the factors affecting the securities and markets in which the Funds invest. There is a risk that the Adviser will not accurately predict the direction of these and other factors and, as a result, the Adviser’s investment decisions may not accomplish what they were intended to achieve. The Funds do not represent complete investment programs. Your investment in the Funds is not guaranteed and you could lose money investing in the Funds. You should consider your own investment goals, time horizon and risk tolerance before investing in the Funds.

RISKS OF COMMON STOCKS (EACH FUND)

Each of the Funds (except the Flexible Capital Fund) invests primarily in common stocks. The Flexible Capital Fund generally expects to invest the majority of its total assets in common stocks and other equity securities. As a result, the Funds and their shareholders bear the risks associated with common stock investing. These risks include, without limitation, the financial risk that the Adviser may select individual companies that do not perform as anticipated, the risk that the stocks and markets in which the Funds invest may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change.

Many factors may affect the performance of an individual company’s stock, such as the strength of its management or the demand for its products or services. Each of the Funds (except the Flexible Capital Fund) invests primarily in the securities of companies that are selected for their long-term growth potential. The Flexible Capital Fund also may invest in such securities (as well as other securities selected for their current income potential). The value of such companies is in part a function of their expected earnings growth. Underperformance by a company may prevent the company from experiencing such growth, which may prevent the Funds from realizing the potential value anticipated by the Adviser when it selected the company’s securities for the Funds’ portfolios.

The Flexible Capital Fund may invest in the common stocks or other equity securities of companies that may pay substantial dividends or other distributions as current income to the Fund. Such companies could in some cases have less dynamic growth characteristics, or their securities may have less potential for gain than companies or securities that pay lower dividends or no dividends or other distributions. Dividends paid by these stocks may provide a limited cushion against a decline in the price of the stock. However, dividends expected to be paid by these stocks may be reduced, suspended or terminated.

To the extent that a Fund invests in other registered investment companies, the Fund will indirectly bear its proportionate share of any expenses (such as operating expenses and advisory fees) that may be paid by certain of the investment companies in which it invests. Investments in certain registered investment companies also may be subject to substantial regulation, including potential restrictions on liquidity and potential adverse tax consequences if the investment company does not meet certain requirements.

Each of the Funds may invest in securities issued by publicly traded partnerships or master limited partnerships (“PTPs/MLPs”). Although the high yields potentially offered by these investments may be attractive, PTPs/MLPs have some disadvantages and present some risks. Distribution and management fees may be substantial. Losses are generally considered passive and cannot offset income other than income or gains relating to the same entity. Many PTPs/MLPs may operate in certain limited sectors such as, without limitation, real estate, energy, and natural resources. Growth may be limited because most cash is paid out to unit holders. The performance of PTPs/MLPs may be partly tied to interest rates. Rising interest rates, a poor economy, or weak cash flows are among the factors that can pose significant risks for investments in PTPs/MLPs. Investments in PTPs/MLPs also may be relatively illiquid at times.

Each of the Funds may invest in convertible bonds or stocks or other securities that may be converted into equity securities. While the value of convertible securities depends in part on interest rate changes and the credit quality of the issuers, the value of the securities will also change based on changes in the value of the underlying stock. Income paid by a convertible security may provide a limited cushion against a decline in the price of the security. However, convertible securities generally have less potential for gain than common stocks. Also, convertible bonds generally pay less income than non-convertible bonds. Although convertible securities may have some attributes of income securities or debt securities, the Funds generally treat such securities as equity securities.

Overall stock market risks may affect the value of the Funds. Over time, stock markets tend to move in cycles, including periods when stock prices rise generally and periods when stock prices decline generally. The value of the Funds’ investments may increase or decrease more than stock markets in general.

RISKS OF FOREIGN INVESTING (EACH FUND)

Each of the Funds may invest without limit in foreign securities, and the International Opportunities Fund will invest primarily (at least 65% of its total assets) in foreign securities. Investments in foreign securities may be riskier than U.S. investments because of factors such as, without limitation, unstable international, political and economic conditions, currency fluctuations, foreign controls on investment and currency exchange, potential confiscatory taxation or nationalization of companies by foreign governments, withholding taxes, a lack of adequate company information, less liquid and more volatile markets, ineffective or detrimental government regulation, political or economic factors that may severely limit business activities, and legal systems or market practices that permit inequitable treatment of minority and/or non-domestic investors.

Investments in emerging markets may involve these and other significant risks such as immature economic structures and less developed and more thinly-traded securities markets. The Funds may invest in equity or debt securities or other instruments issued by governments of emerging countries or by companies or other private entities linked to emerging markets, which may present credit risks and other risks in addition to foreign investing risks.

RISKS OF FIXED INCOME AND VARIABLE INCOME INVESTING (EACH FUND)

Each of the Funds may invest up to 10% (50% with regard to the Flexible Capital Fund) of its total assets in various types of fixed income securities and variable income securities. Although neither the Flexible Capital Fund nor any other Fund is required to maintain any portion of its assets in such securities, the Funds and their shareholders may bear the risks associated with fixed income investing and variable income investing. These risks include, without limitation:

Credit Risk: The Funds could lose money if the issuer of a fixed or variable income security cannot meet its financial obligations or goes bankrupt.

Interest Rate Risk: The value of a Fund’s investments in fixed or variable income securities may fall when interest rates rise.

High-Yield Securities: High-yield corporate debt securities with credit ratings that are below investment grade may in some cases be known as “junk bonds,” and may be subject to potentially higher risks of default than other debt securities. These securities are considered to be more speculative than higher quality fixed income securities. They are more susceptible to credit risk than investment-grade securities. This is especially true during periods of economic uncertainty or during economic downturns. The value of these lower quality securities is subject to greater volatility and is generally more dependent on the ability of the issuer to meet interest and principal payments than is the case for higher quality securities. Issuers of high-yield securities may not be as strong financially as those issuing debt securities with higher credit ratings.

Federal Agency or Government-Sponsored Enterprise Securities: Regarding certain federal agency securities or government-sponsored enterprise securities (such as debt securities or mortgage-backed securities issued by Freddie Mac, Fannie Mae, Federal Home Loan Banks, and other government-sponsored enterprises), you should be aware that although the issuer may be chartered or sponsored by Acts of Congress, the issuer is not funded by Congressional appropriations, and its securities are neither guaranteed nor insured by the United States Treasury.

Preferred Stocks: Unlike interest payments on debt securities, preferred stock dividends are generally fixed in advance, but the company may not be required to pay a dividend if it lacks the financial ability to do so. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer’s common stock until all unpaid preferred stock dividends have been paid. Preferred stock also may be subject to optional or mandatory redemption provisions. Although preferred stocks may have some attributes of equity securities, the Funds generally treat such securities as income securities or debt securities.

RISKS OF REITS

The risk of investing in REITs include the potential of a market correction following the strong run-up in REIT share prices and the prices of underlying real estate in recent years. In addition, when interest rates rise, real estate-related investments may react negatively, particularly investments that are highly exposed to floating-rate debt.

RISK OF NON-DIVERSIFICATION (FOCUS FUND AND FLEXIBLE CAPITAL FUND)

As previously mentioned, the Focus Fund and the Flexible Capital Fund are non-diversified portfolios, which means that at any given time they may hold fewer securities than portfolios that are “diversified.” Holding fewer securities increases the risk that the value of the Focus Fund and Flexible Capital Fund could go down because of the poor performance of a single investment.

ISSUER CONCENTRATION RISK (EACH FUND)

In addition, although each Fund (other than the Focus Fund and the Flexible Capital Fund) is considered a “diversified” portfolio under applicable law, each Fund holds a relatively concentrated portfolio that may contain fewer securities than the portfolios of certain other mutual funds. Holding a relatively concentrated portfolio may increase the risk that the value of each Fund could go down because of the poor performance of one or a few investments.

OTHER RISKS

The Funds may also invest in options, futures and foreign currencies or currency forward contracts, and may enter into short sales of a security a Fund owns (or of a security equivalent in kind or amount to another security that the Fund has an existing right to obtain without the payment of additional consideration). If a Fund engages in these practices, the intent generally would be primarily to attempt to hedge all or a portion of that Fund’s portfolio. Investors should not regard the possible use by the Funds of these practices as a major factor in the performance of the Funds. The Funds are not appropriate investment vehicles for investors seeking extensive exposure to these types of instruments. Investing for hedging purposes may result in certain transaction costs which may reduce a Fund’s performance. In addition, no assurances can be given that each derivative position will achieve the desired correlation with the security or currency that is being hedged against. No assurances can be given that these instruments will be used, or that they will achieve the desired results.

PERFORMANCE HISTORY

Performance information is presented below for each of the Funds except the Flexible Capital Fund (which commenced operations on December 29, 2006 and, as a result, does not yet have a full calendar year of performance). The bar charts and table indicate some of the risks of investing in the Funds. The bar charts show calendar year total returns for the Funds for each full year since their inception, together with the best and worst quarters since inception. The table shows how the Funds’ average annual returns (before and after taxes) for the periods of one year, five years and since inception compare to those of a broad-based securities market index. All presentations assume reinvestment of dividends and distributions. As with all mutual funds, past results (before and after taxes) are not an indication of future performance.

YEAR BY YEAR TOTAL RETURNS AS OF 12/31/06

FOCUS FUND
2006	8.60%
2005	9.69%
2004	11.70%
2003	31.24%
2002	-16.69%
2001	-20.81%
2000	-17.91%
1999	55.27%	[BAR CHART	]
1998	51.30%
Best Quarter (12/31/99)	34.78%
Worst Quarter (3/31/01)	-18.63%
GROWTH FUND
2006	6.58%
2005	6.74%
2004	14.38%
2003	31.97%
2002	-16.79%
2001	-20.33%
2000	-15.85%
1999	53.30%	[BAR CHART	]
1998	43.40%
Best Quarter (12/31/99)	34.95%
Worst Quarter (9/30/01)	-17.47%
21st CENTURY FUND
2006	18.65%
2005	7.84%
2004	22.30%
2003	48.79%
2002	-10.45%
2001	-19.80%
Best Quarter (6/30/03)	22.17%	[BAR CHART	]
Worst Quarter (3/31/01)	-20.67%

INTERNATIONAL OPPORTUNITIES FUND
2006	23.95%
2005	19.14%
2004	17.06%
2003	41.52%
2002	-7.76%
2001	-15.65%
Best Quarter (6/30/03)	20.74%	[BAR CHART	]
Worst Quarter (9/30/01)	-18.31%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/06

	One Year	Five Years	Since Inception
Focus Fund(1)
Return Before Taxes	8.60%	7.79%	9.28%
Return After Taxes on Distributions	8.19%	7.71%	8.96%
Return After Taxes on Distributions and Sale of Fund Shares	6.13%	6.76%	8.13%
S&P 500 Index* (reflects no deduction for fees, expenses or taxes)	15.80%	6.20%	5.96%
Growth Fund(1)
Return Before Taxes	6.58%	7.40%	8.63%
Return After Taxes on Distributions	6.58%	7.40%	8.51%
Return After Taxes on Distributions and Sale of Fund Shares	4.28%	6.41%	7.60%
S&P 500 Index* (reflects no deduction for fees, expenses or taxes)	15.80%	6.20%	5.96%
21st Century Fund(2)
Return Before Taxes	18.65%	15.83%	6.41%
Return After Taxes on Distributions	18.49%	15.80%	6.39%
Return After Taxes on Distributions and Sale of Fund Shares	12.33%	13.96%	5.59%
S&P 500 Index* (reflects no deduction for fees, expenses or taxes)	15.80%	6.20%	1.90%
International Opportunities Fund(3)
Return Before Taxes	23.95%	17.68%	9.79%
Return After Taxes on Distributions	23.19%	17.51%	9.44%
Return After Taxes on Distributions and Sale of Fund Shares	16.50%	15.62%	8.42%
Morgan Stanley Capital International EAFE Index** (reflects no deduction for fees, expenses or taxes)	26.34%	14.98%	5.45%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(1)	The Focus Fund and the Growth Fund commenced operations on December 31, 1997.

(2)	The 21st Century Fund commenced operations on February 1, 2000.

(3)	The International Opportunities Fund commenced operations on June 30, 2000.

*	The S&P 500 Index is a registered trademark of Standard & Poor’s Corporation and is an unmanaged broadly based index of the common stock prices of 500 large U.S. companies. You cannot invest directly in an index.

**	The Morgan Stanley Capital International EAFE Index tracks the stocks of about 1,000 companies in Europe, Australasia and the Far East. You cannot invest directly in an index.

EXPENSES

As an investor in the Funds, you pay certain fees and expenses in connection with your investment in the Funds. The table on this page describes the fees and expenses you may pay if you buy and hold shares of the Funds. There are no sales loads or exchange fees associated with an investment in the Funds. A redemption fee applies to certain redemptions or exchanges of shares of the Funds. For more information on this fee, see “Frequent Purchases and Redemptions of Fund Shares” on page 36 of this Prospectus. Fund operating expenses are paid out of the assets of each Fund, so their effect is included in each Fund’s share price.

SHAREHOLDER FEES (fees paid directly from your investment)

The Transfer Agent currently charges $12.50 for each redemption from an Individual Retirement Account (“IRA account”) and also charges $15.00 for each payment by wire of redemption proceeds from an IRA account. There is also a $12.50 annual maintenance fee charged on retirement accounts. If you request that your redemption be sent via overnight delivery, the Transfer Agent will deduct $15.00 from your account to cover the associated costs. See “Retirement Plan Services” on page 43 for more information.

REDEMPTION FEES	Focus Fund	Growth Fund	21st Century Fund	International Opportunities Fund	Flexible Capital Fund
On shares sold or exchanged (as a percentage of amount redeemed) after holding them for 30 days or less	2.00%	2.00%	2.00%	2.00%	2.00%

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

	Focus Fund		Growth Fund		21st Century Fund	International Opportunities Fund	Flexible Capital Fund
Management Fee	0.82	%(1)	0.85	%(1)	0.85%	0.85%	0.85%
Distribution and Service (12b-1) Fees(2)	0.25%		0.25%		0.25%	0.25%	0.25%
Other Expenses(3)	0.17%		0.17%		0.23%	0.32%	0.50	%(4)
Acquired Fund Fees and Expenses (5)	0.02%		0.00	%(6)	0.02%	0.00%(6)	__
Total Annual Fund Operating Expenses(7)(8)	1.26%		1.27%		1.35%	1.42%	1.60%
(Fee Waivers) Recoupment(7)	—		—		____	0.03%	—
Net Expenses(7)	1.26%		1.27%		1.35%	1.45%	1.60%

(1)	The investment advisory fee (“management fee”) for managing the Focus Fund and the Growth Fund is reduced for any assets that exceed certain thresholds. The management fee schedule for these two Funds is 0.85% per year of average daily net assets up to $3 billion in each Fund, and 0.75% per year of average daily net assets exceeding $3 billion in each Fund.

(2)	Each Fund has adopted a Rule 12b-1 plan which allows a Fund to pay distribution and other fees for the sale and distribution of its shares and for services provided to shareholders. The maximum level of distribution expenses is 0.25% per year of a Fund’s average net assets. As these fees are paid out of a Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment, reduce your investment returns, and may cost you more than paying other types of sales or distribution charges.

(3)	These expenses include custodian, transfer agency and administration fees, certain payments to financial services agents for non-distribution expenses, and other customary mutual fund expenses.

(4)	“Other expenses” for the Flexible Capital Fund are estimated for the current fiscal year. “Other expenses” may fluctuate from year to year based on the Fund’s investment operations and asset size.

(5)	Acquired fund fees and expenses are those expenses incurred indirectly by the Funds as a result of investments in shares of one or more investment companies (referred to as “Acquired Funds”).

(6)	Acquired fund fees and expenses less than 0.01% are included in other expenses.

(7)

The Adviser has entered into a written expense limitation agreement under which it has agreed to limit the total expenses of each Fund (excluding interest, taxes, acquired fund expenses, litigation, brokerage and extraordinary expenses) to an annual rate of 1.60% of the Focus Fund’s average net assets, 1.50% of the Growth Fund’s and the 21st Century Fund’s average net assets, and 1.60% of the International Opportunities Fund’s and the Flexible Capital Fund’s average net assets until December 31, 2007. This fee waiver may be terminated at any time after December 31, 2007. The Adviser may recoup any waived amount from a Fund pursuant to this agreement if such reimbursement does not cause the Fund to exceed existing expense limitations and the reimbursement is made within three years after the year in which the Adviser incurred the expense. The amount of each Fund’s expenses expected to be waived or recouped is shown under the heading “(Fee Waivers) Recoupment.”

(8)	The Funds’ most recent annual report and financial highlights reflect the operating expenses of the Funds and do not include Acquired Fund Fees and Expenses.

EXAMPLE

The following example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example should not be considered indicative of future investment returns and operating expenses, which may be more or less than those shown. This example is based on the Annual Fund Operating Expenses described in the table.

This example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that each Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Focus Fund	$128	$400	$692	$1,523
Growth Fund	$129	$403	$697	$1,534
21st Century Fund	$137	$428	$739	$1,624
International Opportunities Fund	$148	$459	$792	$1,735
Flexible Capital Fund	$163	$505	—	—

Please note that the above example is an estimate of the expenses to be incurred by shareholders of the Funds. Actual expenses may be higher or lower than those reflected above.

WHO MANAGES THE FUNDS

THE INVESTMENT ADVISER

Marsico Capital, located at 1200 17th Street, Suite 1600, Denver, CO 80202, serves as the investment adviser to each Fund under an Investment Advisory and Management Agreement (the “Agreement”) with The Marsico Investment Fund (the “Trust”). The Agreement provides that the Adviser will furnish continuous investment advisory and management services to the Funds. Marsico Capital was organized in September 1997 as a registered investment adviser. In addition to advising the Funds, Marsico Capital provides investment services to other mutual funds and private accounts and, as of December 31, 2006, had approximately $84 billion under management. Thomas F. Marsico is the founder and Chief Executive Officer of the Adviser.

The Adviser manages the investment portfolios of the Funds, subject to policies adopted by the Trust’s Board of Trustees. Under the Agreement, the Adviser, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the Funds. Marsico Capital also pays the salaries and fees of all officers and trustees of the Trust who are also officers, directors or employees of Marsico Capital, except as otherwise authorized by the Trust’s Board of

Trustees. The Trust pays the salaries and fees of all other trustees of the Trust. For the fiscal year ended September 30, 2006, the Adviser received an aggregate fee of 0.83% for investment advisory services performed as a percentage of average daily net assets of each Fund. The Adviser receives a reduced investment advisory fee (“management fee”) for managing the Focus Fund and the Growth Fund for any assets that exceed certain thresholds. The management fee schedule for these two Funds is 0.85% per year of average daily net assets up to $3 billion in each Fund, and 0.75% per year of average daily net assets exceeding $3 billion in each Fund.

A discussion regarding the basis for the Trustees’ approval of the Agreement between the Funds and the Adviser with regard to each Fund except the Flexible Capital Fund is available in the Funds’ semi-annual report to shareholders dated March 31, 2006 (for the six-month period ended March 31, 2006) and will be available for all Funds in the Funds’ semi-annual report to shareholders dated March 31, 2007 (for the six-month period ending March 31, 2007).

THE PORTFOLIO MANAGERS

The following section provides biographical information about each Fund’s portfolio manager. Additional information relating to each portfolio manager’s compensation, other accounts managed by the portfolio manager, and each portfolio manager’s ownership of shares of the Funds managed by that manager is available in the Funds’ Statement of Additional Information.

The Focus Fund and the Growth Fund

Thomas F. Marsico is the Chief Investment Officer of Marsico Capital, and manages the investment program of the Focus Fund and the Growth Fund. Mr. Marsico has over 20 years of experience as a securities analyst and a portfolio manager.

The 21st Century Fund and the Flexible Capital Fund

Corydon J. Gilchrist, CFA is the portfolio manager of the 21st Century Fund and the Flexible Capital Fund. Prior to joining Marsico Capital in May of 2000, Mr. Gilchrist spent four years as an international portfolio manager and analyst at Invista Capital Management, where he served on a committee that managed several international equity funds. He holds BBA and MBA degrees from the University of Iowa, and is a CFA® charter holder.

The International Opportunities Fund

James G. Gendelman is the portfolio manager of the International Opportunities Fund. Prior to joining Marsico Capital in May of 2000, Mr. Gendelman spent thirteen years as a Vice President of International Sales for Goldman, Sachs & Co. He holds a bachelor’s degree in Accounting from Michigan State University and a MBA in Finance from the University of Chicago. Mr. Gendelman was a certified public accountant for Ernst & Young from 1983 to 1985.

HOW TO BUY AND SELL FUND SHARES

PRICING OF FUND SHARES

The price you pay for a share of a Fund, and the price you receive upon selling or redeeming a share of a Fund, is called the Fund’s net asset value per share (“NAV”). The NAV is calculated by taking the total value of a Fund’s assets, subtracting its liabilities, and then dividing by the number of shares outstanding. This is a standard calculation, and forms the basis for all transactions involving buying, selling, exchanging or reinvesting Fund shares. The NAV is generally calculated as of the close of trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time) every day the Exchange is open. Your order will be priced at the next NAV calculated after your order is received in good order by the Funds’ transfer agent, UMB Fund Services, Inc. (the “Transfer Agent”). The Funds’ investments are valued based on market value, or when market quotations are not readily available, based on fair value as determined in good faith by the Adviser in accordance with procedures established by, and under the general supervision of, the Funds’ Board of Trustees. The Funds may use pricing services to assist in determining the market value of the Funds’ investments. The Funds may invest in portfolio securities or instruments that are primarily traded on foreign exchanges that trade on weekends or other days when the Funds do not price their shares. The value of these or other investments held by the Funds may change on days when shareholders will not be able to purchase or redeem or exchange Fund shares.

The International Opportunities Fund (and any other Fund that holds foreign securities) will fair value price one or more of its portfolio securities if market prices for such securities are not readily available, or if a significant event after market closing affects the value of the securities and renders the closing quotations for the securities stale or unreliable. The Fund(s) will use the fair value prices thereby determined if the Fund’s net asset value would be materially affected. Such significant events could be company-specific (such as earnings reports and merger announcements), country-specific (such as acts of terrorism, natural disasters and economic or political news), or global. The use of fair value pricing may help to assure that on average, foreign security prices (and Fund share prices) may better reflect the values of the securities at the time the Funds’ NAVs are calculated, and may reduce opportunities for “time zone arbitrage” (see “Frequent Purchases and Redemptions of Fund Shares” on page 36). However, fair value pricing also may at times result in portfolio security prices (and Fund share prices) that are less objective, not verifiable from independent sources (other than fair value pricing services, if available) and less precise than closing foreign market quotations as measures of market sentiment. To help address circumstances when significant events may materially affect the value of foreign securities and render the closing market quotations for such securities stale or unreliable, the Board of Trustees has authorized the use of a pricing service to assist the Funds in valuing certain securities listed or traded on foreign securities exchanges in the Funds’ portfolios in certain circumstances when there is a significant change in the value of potentially related U.S.-traded securities, as represented by the S&P 500 Index. The Funds may also fair value price certain of their portfolio securities in certain other circumstances when market quotations for a security may not be readily available, such as, without limitation, if the exchange on which a security is principally traded closed early, or if trading in a particular security was halted during the day and did not resume prior to the time when a Fund calculated its NAV.

INSTRUCTIONS FOR OPENING AND ADDING TO AN ACCOUNT

TO OPEN AN ACCOUNT BY MAIL	TO ADD TO AN ACCOUNT BY MAIL

Complete and sign the Account Application or an IRA Application.	Complete the investment slip that is included in your account statement, and write your account number on your check. If you no longer have your investment slip, please reference your name, account number and address on your check.

• Make your check payable to the Marsico Funds. • For IRA accounts, please specify the year for which the contribution is made.	Make your check payable to the Marsico Funds. For IRA accounts, please specify the year for which the contribution is made.

MAIL YOUR APPLICATION AND CHECK TO:	MAIL THE SLIP AND THE CHECK TO:

Marsico Funds c/o UMB Fund Services, Inc. P.O. Box 3210 Milwaukee, WI 53201-3210	Marsico Funds c/o UMB Fund Services, Inc. P.O. Box 3210 Milwaukee, WI 53201-3210

BY OVERNIGHT DELIVERY, SEND TO:	BY OVERNIGHT DELIVERY, SEND TO:

Marsico Funds c/o UMB Fund Services, Inc. 803 West Michigan Street Suite A Milwaukee, WI 53233-2301 888-860-8686	Marsico Funds c/o UMB Fund Services, Inc. 803 West Michigan Street Suite A Milwaukee, WI 53233-2301 888-860-8686

BY TELEPHONE	BY TELEPHONE

Telephone transactions may not be used for initial purchases.	You are automatically granted telephone transaction privileges unless you decline them on your Account Application or by calling 888-860-8686. You may call 888-860-8686 to purchase shares in an existing account. Investments made by electronic funds transfer must be from a pre-designated bank account and in amounts of at least $50 and not greater than $100,000, and will be effective at the NAV next computed after your instruction is received in good order by the Transfer Agent.

BY INTERNET	BY INTERNET

You may open new accounts through the Marsico Funds website at: www.marsicofunds.com. For important information on this feature, see “Fund Transactions Through the Marsico Funds Website” on page 42 of this Prospectus.	You may purchase shares in an existing account through the Marsico Funds website at: www.marsicofunds.com. To establish online transaction privileges, you must enroll through the website. You automatically have the ability to establish online transaction privileges unless you decline them on your Account Application or by calling 888-860-8686. For important information on this feature, see “Fund Transactions Through the Marsico Funds Website” on page 42 of this Prospectus.

TO OPEN AN ACCOUNT BY WIRE	TO ADD TO AN ACCOUNT BY WIRE

Call 888-860-8686 for instructions and to obtain an account number prior to wiring the funds.	Send your investment to UMB Bank, n.a. by following the instructions listed in the column below.

SEND YOUR INVESTMENT TO UMB BANK, N.A. WITH THESE INSTRUCTIONS:

• UMB Bank, n.a.

• ABA#: 101000695

• For Credit to the Marsico Funds

• A/C#: 9870858118

• For further credit to: investor account number; name(s) of investor(s); SSN or TIN; name of Fund to be purchased.

AUTOMATIC SERVICES

With an initial investment indicate on your application which of the automatic service(s) described on page 44 that you want. Return your application with your investment.

TELEPHONE AND WIRE TRANSACTIONS

Only bank accounts held at domestic financial institutions that are Automated Clearing House (ACH) members can be used for telephone transactions. It takes 15 calendar days after receipt by the Funds of your bank account information to establish this feature. Purchases by ACH transfer may not be made during this time. You are automatically granted telephone transaction privileges unless you decline them on your Account Application or by calling 888-860-8686. You must have ACH instructions on your account in order to conduct online purchases. With respect to purchases made by telephone, the Funds and their agents will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures may include, among others, requiring some form of personal identification prior to acting upon telephone instructions, providing written confirmation of all such transactions, and/or tape recording all telephone instructions. If reasonable procedures are followed, the Funds or their agents will not be liable for any loss, cost or expense for acting upon telephone instructions believed to be genuine or for any unauthorized telephone transactions.

If you purchase your initial shares by wire, the Transfer Agent first must have received a completed Account Application and issued an account number to you. The account number must be included in the wiring instructions set forth on the previous page.

The Transfer Agent must receive your Account Application to establish shareholder privileges and to verify your account information. Payment of redemption proceeds may be delayed and taxes may be withheld unless the Transfer Agent receives a properly completed and executed Account Application.

EXCHANGE PRIVILEGE: As a convenience, the Funds’ shareholders may exchange all or part of their investment in the Funds for the Marsico Shares of the Columbia Cash Reserves Fund (“Columbia Cash Reserves Fund”), a money market fund advised by Columbia Management Advisors, LLC (and not by Marsico Capital) that invests in a diversified portfolio of high quality money market instruments. THE SHARES OF THE COLUMBIA CASH RESERVES FUND ARE NOT OFFERED BY THIS PROSPECTUS. For important information on this exchange feature, please see page 40 of this Prospectus. You should be aware that your exchanges made through this feature may be subject to redemption fees for short-term trades as discussed in “Frequent Purchases and Redemptions of Fund Shares” on page 36.

ADDITIONAL PURCHASE INFORMATION

If you may need to redeem your investment shortly after your purchase, you should be aware that your investment may be subject to redemption fees for short-term trades as discussed in “Frequent Purchases and Redemptions of Fund Shares” on page 36. The Funds may hold redemption proceeds until the proceeds used to purchase shares have been collected (e.g., your check has cleared, or your ACH payments have been received), but in no event for more than 10 calendar days. If you fail to provide and certify to the accuracy of your Social Security Number or Taxpayer Identification Number, the Funds will be required to withhold 28% of all dividends, distributions and payments, including redemption proceeds.

Please note that the Funds are offered and sold only to persons residing in the United States or Puerto Rico. Applications will only be accepted if they contain a U.S. or Puerto Rico address. This Prospectus should not be considered a solicitation to buy or an offer to sell shares of the Funds in any jurisdiction where it would be unlawful under the securities laws of that jurisdiction.

The Funds will not accept your Account Application if you are investing for another person as attorney-in-fact. The Funds will not accept accounts with “Power of Attorney” or “POA” in the registration section of the Account Application.

All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. No cash, money orders, travelers checks, credit cards, credit card checks, third party checks or other checks deemed to be high-risk checks will be accepted. A $20 fee will be charged against your account for any payment check returned to the Transfer Agent or for any incomplete ACH or other electronic funds transfer, or for insufficient funds, stop payment, closed account or other reasons. You will also be responsible for any losses suffered by the Funds as a result. The Funds may redeem shares you own in this or any identically registered Marsico Funds account as reimbursement for any such losses. The Funds reserve the right to reject any purchase order for Fund shares and to involuntarily redeem any accountholder’s shares under certain other circumstances as permitted under the Investment Company Act of 1940, as amended.

CUSTOMER IDENTIFICATION INFORMATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, the Funds must obtain the following information for each person that opens a new account:

•	Name;

•	Date of birth (for individuals);

•	Residential or business street address (although post office boxes are still permitted for mailing); and

•	Social Security Number, Taxpayer Identification Number or other identifying number.

You may also be asked for a copy of your driver’s license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. In accordance with federal law requirements, the Funds have implemented an anti-money laundering compliance program, which includes designation of an anti-money laundering compliance officer.

Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

INVESTMENT MINIMUMS

INVESTMENT MINIMUMS	INITIAL	ADDITIONAL
Regular accounts	$2,500	$100
Traditional IRAs and IRA Rollovers	1,000	100
Spousal IRAs	500	100
Roth IRAs	1,000	100
SEP-IRAs	500	100
Gifts to minors	500	50
Automatic Investment Plans	1,000	50

INVESTMENTS MADE THROUGH FINANCIAL SERVICES AGENTS

If you invest in the Funds indirectly through an intermediary such as a financial services agent (rather than directly with the Funds through the Transfer Agent), the policies and fees associated with making an investment may be different than those described here. Financial advisers, mutual fund supermarkets and other financial services agents may charge their own transaction and other fees and may set different minimum investments or limitations on buying or selling shares. Consult a representative of your financial services agent if you have any questions. Your financial services agent is responsible for transmitting your orders to the Transfer Agent in a timely manner, which ordinarily means by 4:00 p.m. Eastern Time (or the close of the New York Stock Exchange, whichever is earlier). You may need to place your order with your financial services agent early in the day so the financial services agent can transmit the order in time to be received by the Transfer Agent by 4:00 p.m. Eastern Time (or the close of the New York Stock Exchange, whichever is earlier).

Certain financial services agents may enter into agreements with the Funds or their agents which permit them to confirm orders timely received on behalf of customers by phone, with payment to follow later, in accordance with the Transfer Agent’s procedures. If payment is not received within the time specified, the transaction may be rescinded and the financial services agent may be held liable for any resulting losses.

The Funds may pay distribution fees under Rule 12b-1 to financial services agents to cover Fund distribution costs and other costs.

The Funds also may pay administrative fees to financial services agents to cover the costs of shareholder servicing, recordkeeping, and other administrative services provided to shareholders by financial services agents. The Funds may seek to reduce administrative fees payable to a financial services agent through commission recapture arrangements, in which a portion of commissions payable to a financial services agent for executing Fund portfolio transactions is credited against such non-distribution-related administrative fees.

The Adviser may also use its own resources to pay financial services agents to help cover distribution or administrative costs.

INSTRUCTIONS FOR SELLING FUND SHARES

TO SELL SHARES

BY MAIL

Write a letter of instruction that includes:

•	the name(s) and signature(s) of all account owners

•	your account number

•	the Fund name

•	the dollar or share amount you want to sell

•	how and where to send the proceeds

•	if redeeming from your IRA, please note applicable withholding requirements.

In certain situations, you may be required to obtain a Medallion signature guarantee or provide other documents in order to sell shares. Information about such requirements appears in “Signature Guarantees” on page 38.

MAIL YOUR REQUEST TO:	BY OVERNIGHT DELIVERY, SEND TO:

Marsico Funds c/o UMB Fund Services, Inc. P.O. Box 3210 Milwaukee, WI 53201-3210	Marsico Funds c/o UMB Fund Services, Inc. 803 West Michigan Street Suite A Milwaukee, WI 53233-2301 888-860-8686

BY TELEPHONE

•     You are automatically granted telephone transaction privileges unless you decline them on your Account Application or by calling 888-860-8686. You may redeem Fund shares by calling 888-860-8686. Redemption proceeds will be mailed directly to you or electronically transferred to your predesignated bank account.

• Unless you decline telephone privileges on your Account Application, as long as the Funds take reasonable measures to verify the order, you will be responsible for any fraudulent telephone order.

• You may redeem as little as $500 and as much as $100,000 by telephone redemption.	•

BY INTERNET

You may redeem shares through the Marsico Funds website at www.marsicofunds.com. To establish online transaction privileges you must enroll through the Website. You automatically have the ability to establish online transaction privileges unless you decline them on your Account Application or by calling 888-860-8686. For important information on this feature, see “Fund Transactions Through the Marsico Funds website” on page 42 of this Prospectus.

SYSTEMATIC WITHDRAWAL PLAN

Call us to request a Systematic Withdrawal Plan. It may be set up over the phone or by letter of instruction.

For specific information on how to redeem your account, and to determine if a Medallion signature guarantee or other documentation is required, please see “Signature Guarantees” on page 38 or call 888-860-8686.

As explained under “How to Exchange Shares,” (page 40) shareholders in the Funds may exchange all or part of their investment for shares of the Columbia Cash Reserves Fund. To redeem shares from the Columbia Cash Reserves Fund, follow the same procedures that apply to redeeming shares of the Funds. If you have any questions about redeeming shares of the Columbia Cash Reserves Fund, please call 888-860-8686. Please note that when redeeming less than all of your shares of the Columbia Cash Reserves Fund, your proceeds will exclude accrued and unpaid income from the Columbia Cash Reserves Fund through the date of the redemption.

If your Systematic Withdrawal Plan provides for the redemption of Fund shares within 30 days or less after their purchase, you should be aware that your investment may be subject to redemption fees for short-term trades as discussed in “Frequent Purchases and Redemptions of Fund Shares” on the following page.

ADDITIONAL REDEMPTION INFORMATION

PAYMENT OF REDEMPTION PROCEEDS

You may sell shares at any time, subject to redemption fees for short-term trades as discussed in “Frequent Purchases and Redemptions of Fund Shares” below. Your shares will be redeemed at the next NAV calculated after your order is received in good order by the Transfer Agent. Your order will be processed promptly and you will generally receive the proceeds within seven days after receipt of your properly completed request. Payment of the redemption proceeds for shares of the Funds where you request wire payment will normally be made in federal funds on the next business day.

Before selling recently purchased shares, please note that if the Transfer Agent has not yet collected payment for the shares you are selling, it may delay sending the proceeds for up to 10 calendar days. This procedure is intended to protect the Funds and their shareholders from loss.

The Transfer Agent will wire redemption proceeds only to the bank and account designated on the Account Application or in written instructions (with Medallion signatures guaranteed) subsequently received by the Transfer Agent, and only if the bank is a member of the Federal Reserve System. The Transfer Agent currently charges a $15.00 fee for each payment by wire of redemption proceeds, which will be deducted from your redemption proceeds. An additional $12.50 fee is charged for any IRA distributions. If you request that your redemption proceeds be sent via overnight delivery, the Transfer Agent will deduct an additional $15.00 from your account or proceeds to cover the associated costs.

If the dollar or share amount requested to be redeemed is greater than the current value of your account, your entire account balance will be redeemed. If you choose to redeem your account in full, any automatic service currently in effect for the account will be terminated unless you indicate otherwise in writing.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Funds are intended primarily for use as long-term investment vehicles. The Funds are not intended to provide a means of speculating on short-term market movements. Large and frequent short-term trades by investors have the potential to make the Funds more difficult to manage efficiently, and could in some cases impose additional brokerage or administrative costs on the Funds, or dilute the value of Fund shares held by long-term investors. The Funds do not have any arrangements with any person to permit frequent short-term purchases and redemptions of their shares, and the Funds’ Transfer Agent may monitor for certain types of frequent trading activity by shareholders. If large and frequent short-term trading by a shareholder is detected, the Funds may take reasonable action in response, up to and including the limitation, suspension, or termination of a shareholder’s purchase or exchange privileges. It may not be feasible for the Funds to prevent or detect every potential instance of short-term trading.

“Time zone arbitrage” of mutual funds that hold substantial foreign securities (such as the International Opportunities Fund) is one type of short-term trading that the Funds seek to discourage. A trader who practices time zone arbitrage seeks to profit by buying or selling mutual fund shares based on events which occur after the close of foreign markets, and may not yet be fully reflected in closing foreign quotations that may be used to value mutual fund shares.

The Board of Trustees has adopted policies and procedures with respect to frequent short-term purchases and redemptions of Fund shares by Fund shareholders. To discourage large and frequent short-term trades by investors, and to compensate the Funds for costs that may be imposed by such trades, each Fund imposes a redemption fee of 2.00% of the total redemption amount (calculated at market value) if you sell or exchange your shares after holding them for 30 days or less. The redemption fee is paid directly to the applicable Fund and is designed to offset brokerage commissions, market impact, or other costs that may be associated with short-term trading.

The redemption fee will not apply to shares acquired through the reinvestment of dividends or distributions paid by the Fund. The redemption fee also may not apply on certain types of accounts approved or ratified by the Fund’s Board of Trustees, such as employee benefit plans including 401(k) plans and 457 plans, multi-account programs, asset allocation programs, wrap programs, or other accounts to which application of the redemption fee is not technologically feasible, or that appear to offer other reasonable safeguards against short-term trading. Please contact the Funds at 888-860-8686 if you have any questions as to whether the redemption fee applies to some or all of your shares.

The Funds may take other steps to discourage large and frequent short-term trades by investors, including fair value pricing of foreign or other securities as discussed on pages 25 and 26.

SIGNATURE GUARANTEES

Certain redemption requests must include a Medallion signature guarantee for each owner of the account. The Medallion signature guarantee is designed to protect you and the Funds from fraud.

In particular, when you submit a written request to redeem Fund shares in your account, your request must include the original signature of each owner of the account and a Medallion signature guarantee if any of the following is true:

•	You wish to sell more than $100,000 worth of shares;

•	You change the ownership of your account;

•	You are requesting that redemption proceeds be sent to a different address than your address of record;

•	You are requesting that redemption proceeds be sent by federal wire transfer to a bank other than your bank of record;

•	You are requesting that redemption proceeds be paid to someone other than the account owner;

•	The address on your account (address of record) has changed within the last 15 days;

•	The redemption proceeds are being transferred to a Fund account with a different registration.

You may obtain a Medallion signature guarantee from most banks, credit unions, savings associations, broker-dealers, national securities exchanges, registered securities exchanges, or clearing agencies deemed eligible by the Securities and Exchange Commission. A notary public cannot provide a Medallion signature guarantee. Please note that you must obtain a signature guarantee from a participant in the Securities Transfer Association Medallion Program.

CORPORATE, TRUST AND OTHER ACCOUNTS

Redemption requests from corporate, trust and institutional accounts, and executors, administrators and guardians, require documents in addition to those described above, evidencing the authority of the officers, trustees or others. In order to avoid delays in processing redemption requests for these accounts, you should call the Funds at 888-860-8686 before making the redemption request to determine what additional documents are required.

TRANSFER OF OWNERSHIP

In order to change the account registration or transfer ownership of an account, additional documents will be required. In order to avoid delays in processing these requests, you should call the Funds at 888-860-8686 before making your request to determine what additional documents are required.

REDEMPTION INITIATED BY THE FUNDS

If your account balance falls below $500, the Fund may ask you to increase your balance. If your account balance is still below $500 after 30 days, the Fund may close your account and send you the proceeds. This minimum balance requirement does not apply to IRAs and other tax-sheltered investment accounts. The right of redemption by the Funds relating to the minimum balance requirement will not apply if the value of your account drops below $500 because of market performance. The Funds may also close your account and send you the proceeds under certain other circumstances as permitted under the Investment Company Act of 1940, as amended.

REDEMPTION IN KIND

It is currently the Funds’ policy to pay all redemptions in cash. The Funds retain the right, however, to elect at any time to instead pay large redemptions in whole or in part by a distribution in kind of portfolio securities held by a Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions.

HOW TO EXCHANGE SHARES

You may exchange all or a portion of your investment from one Marsico Fund to another. You may exchange shares by mail, by telephone or through the Marsico Funds website. You are automatically granted telephone transaction privileges unless you decline them on your Account Application or by calling 888-860-8686. You must have telephone transaction privileges in order to conduct online transactions. You may establish online exchange privileges by enrolling through the website. For important information on this feature, see “Fund Transactions Through the Marsico Funds Website” on page 42 of this Prospectus. Any new account established through an exchange will have the same privileges as your original account and will also be subject to the minimum investment requirements described above. Aside from this requirement, there is a $500 minimum for exchanging shares under the program. The Funds currently impose a redemption fee of 2.00% of the total redemption amount (calculated at market value) if you sell or exchange your shares after holding them for 30 days or less. For more information on the redemption fee, see “Frequent Purchases and Redemptions of Fund Shares” on page 36. Exchanges will be executed on the basis of the relative NAV of the shares exchanged. An exchange is considered to be a sale of shares for federal income tax purposes on which you may realize a taxable gain or loss.

In addition to your ability to exchange all or a portion of your investment between the Marsico Funds, you may also exchange Fund shares for shares of the Columbia Cash Reserves Fund by sending a written exchange request to Marsico Funds or, if you have established telephone exchange privileges, by calling 888-860-8686. Please read the Prospectus for the Columbia Cash Reserves Fund before making an exchange into the Columbia Cash Reserves Fund. This exchange privilege is offered as a convenience to the Funds’ shareholders. Please note that when exchanging from a Fund to the Columbia Cash Reserves Fund, you will begin accruing income from the Columbia Cash Reserves Fund the day following the exchange. When exchanging less than all of the balance from the Columbia Cash Reserves Fund to your Fund, your exchange proceeds will exclude accrued and unpaid income from the Columbia Cash Reserves Fund through the date of exchange.

The Funds may change, temporarily suspend or terminate the exchange privilege during unusual market conditions or when a Fund determines such action to be in the best interests of the Fund or its shareholders. The affected Fund will seek to give shareholders 60 days’ notice of any such material change or termination of exchange privileges.

During periods of significant economic or market change, telephone transactions may be difficult to complete. If you are unable to contact the Funds by telephone, you may also mail the requests to the Funds at the address listed under “Instructions for Opening and Adding to an Account,” page 27, or access your account through the Marsico Funds website at www.marsicofunds.com.

ABOUT THE COLUMBIA CASH RESERVES FUND: Please be sure to read the Columbia Cash Reserves Fund Prospectus carefully before investing in that money market fund.

The Columbia Cash Reserves Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

The Columbia Cash Reserves Fund is managed by Columbia Management Advisors, LLC and not by Marsico Capital. Columbia Management Distributors, Inc. is the distributor of the Columbia Cash Reserves Fund’s shares.

WWW.MARSICOFUNDS.COM

You may visit us online through the Marsico Funds website at www.marsicofunds.com to access information such as your Fund’s recent as well as long-term performance information. You may also view portfolio holdings of the Funds (excluding cash and cash equivalents), which are usually posted approximately 30 days after the end of each month. Additionally, the Marsico Funds website offers other resources including daily performance information, quarterly investment reviews and shareholder reports relating to the Funds.

FUND TRANSACTIONS THROUGH THE MARSICO FUNDS WEBSITE

In addition to checking your Fund account balance(s) and historical transactions, you may purchase, redeem or exchange shares of the Funds through the Marsico Funds website at www.marsicofunds.com. You may establish online transaction privileges by enrolling on the website. You automatically have the ability to establish online transaction privileges unless you decline them on your Account Application or by calling 888-860-8686. You will be required to enter into a user’s agreement through the website in order to enroll for these privileges. In order to conduct online transactions, you must have telephone transaction privileges. To purchase shares online, you must also have ACH instructions on your account. If you opened your account online, then any redemption proceeds will only be sent to you via ACH or wire to the account from which the initial proceeds were drawn. Otherwise, redemption proceeds may be sent by check or, if your account has bank information, by wire or ACH.

Payment for purchases of shares through the website may be made only through an ACH debit of your bank account. Redemptions will be paid by check, wire or ACH transfer only to the address or bank account of record. Redemptions from accounts established through the website will be paid only to the bank account of record. Only bank accounts held at domestic financial institutions that are ACH members can be used for transactions through the Funds’ website.

The Funds impose an upper limit of $100,000 on purchase and redemption transactions through the website. Transactions through the website are subject to the same minimums as other transaction methods.

You should be aware that the Internet is an unsecure, unstable, unregulated and unpredictable environment. Your ability to use the website for transactions is dependent upon the Internet and equipment, software, systems, data and services provided by various vendors and third parties. While the Funds and their service providers have established certain security procedures, they cannot assure you that inquiries, account information or trading activity will be completely secure.

There may also be delays, malfunctions or other inconveniences generally associated with use of the Internet. There may also be times when the website is unavailable for Fund transactions or other purposes. Should this happen, you should consider purchasing, redeeming or exchanging shares by another method. Neither the Funds, their Transfer Agent, distributor, nor Adviser will be liable for any such delays or malfunctions or unauthorized interception or access to communications or account information.

In addition, neither the Funds, their Transfer Agent, distributor, nor Adviser will be liable for any loss, liability, cost or expense for following instructions communicated through the Internet, including fraudulent or unauthorized instructions.

RETIREMENT PLAN SERVICES

The Funds offer a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on establishing retirement accounts and for a complete list of retirement accounts offered, please call 888-860-8686. Complete instructions about how to establish and maintain your plan and how to open accounts for you and your employees will be included in the retirement plan kit you receive in the mail. A $12.50 fee is charged annually for the maintenance of each such account. The Transfer Agent currently charges a distribution fee of $12.50 for each redemption from an IRA account and an additional $15.00 fee for each payment by wire of redemption proceeds from an IRA account. If you request that your redemption proceeds be sent via overnight delivery, the Transfer Agent will deduct an additional $15.00 from your account or proceeds to cover the associated costs.

The retirement plans currently available to shareholders of the Funds include:

Traditional IRA and IRA Rollovers: an individual retirement account. Your contribution may or may not be deductible depending on your circumstances. Rollovers are not deductible. Assets can grow tax-free and distributions are taxable as income.

Spousal IRA: an IRA funded by a working spouse in the name of a non-earning spouse.

SEP-IRA: an individual retirement account funded by employer contributions. Your assets grow tax-free and distributions are taxable as income.

Roth IRA: an IRA with non-deductible contributions, and tax-free growth of assets and tax-free distributions for qualified distributions.

403(b): an arrangement that allows employers of charitable or educational organizations to make voluntary salary reduction contributions to a tax-deferred account.

AUTOMATIC SERVICES FOR FUND INVESTORS

Buying, selling or exchanging shares automatically is easy with the services described below. With each service, you select a schedule and an amount, subject to certain restrictions. You can set up most of these services with your Account Application or by calling 888-860-8686. If the Automatic Service you select provides for the redemption or exchange of Fund shares within 30 days or less after their purchase, you should be aware that your investment may be subject to redemption fees for short-term trades as discussed in “Frequent Purchases and Redemptions of Fund Shares” on page 36.

FOR BUYING SHARES

Automatic Investment Plan

For making automatic investments from a designated bank account.

Payroll Direct Deposit Plan

For making automatic investments from your payroll check.

Dividend Reinvestment

If you do not specify an election, all income dividends and capital gains distributions will be automatically reinvested in shares of the Funds.

FOR EXCHANGING & FOR SELLING SHARES

Automatic Exchange Plan

For making regular exchanges from one Marsico Fund into another Marsico Fund or between a Marsico Fund and the Columbia Cash Reserves Fund. You should be aware that your exchanges made through this plan may be subject to redemption fees as discussed in “Frequent Purchases and Redemptions of Fund Shares” on page 36. This plan is available to IRA accounts having a minimum balance of $1,000.

Systematic Withdrawal Plan

For making regular withdrawals from the Funds.

SHAREHOLDER COMMUNICATIONS

ACCOUNT STATEMENTS

Every quarter, Marsico Fund investors automatically receive regular account statements. You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

CONFIRMATION

Confirmation Statements will be sent after each transaction that affects your account balance or account registration.

REGULATORY MAILINGS

Financial reports will be sent at least semi-annually. Annual reports will include audited financial statements. To reduce Fund expenses, one copy of each report will be mailed to each Taxpayer Identification Number even though the investor may have more than one account in the Funds.

You may elect to receive statements, confirmations and/or regulatory mailings electronically in lieu of paper copies by registering for this feature on the website. For existing accounts, please call 888-860-8686 for instructions.

DIVIDENDS AND DISTRIBUTIONS

Although seeking current income is part of the Flexible Capital Fund’s goal, the Fund may not necessarily have income to distribute at any given time, and is not required to make regular or frequent income distributions (except insofar as mutual funds distribute income annually to address tax considerations). The Funds intend to pay distributions on an annual basis to the extent they have income to distribute at such times. You may elect to reinvest income dividends and capital gain distributions in shares of the Funds or receive these distributions in cash. Dividends and any distributions from the Funds are automatically reinvested in the Funds at NAV, unless you elect to have dividends paid in cash. Reinvested dividends and distributions receive the same tax treatment as those paid in cash.

If you are interested in changing your election, you may call the Transfer Agent at 888-860-8686 or send written notification to Marsico Funds, c/o UMB Fund Services, Inc., P.O. Box 3210, Milwaukee, WI 53201-3210.

PORTFOLIO HOLDINGS

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ current portfolio holdings is available in the Funds’ Statement of Additional Information. As explained on page 41 regarding the Funds website, portfolio holdings of the Funds (excluding cash and cash equivalents) are usually posted on the Funds’ website at www.marsicofunds.com approximately 30 days after the end of each month.

TAXES

The following information is meant as a general summary for U.S. taxpayers. Please see the Statement of Additional Information for additional tax information. Because everyone’s tax situation is unique, always consult your tax professional about federal, state and local tax consequences of an investment in the Funds.

As described under “Dividends and Distributions” above, each Fund will seek to distribute all or substantially all of its income and gains to its shareholders each year. Each Fund generally will not have to pay income tax on amounts it distributes to shareholders. Fund dividends and distributions (whether paid in cash or reinvested in additional Fund shares) are taxable to most investors (unless your investment is in an IRA or other tax-advantaged account). A portion of the shareholder dividends derived from corporate dividends may be eligible for the corporate dividends-received deduction.

Generally, the maximum tax rate for individual taxpayers on long-term capital gains from sales and from certain qualifying dividends is 15%. These rates do not apply to corporate taxpayers. The following are guidelines for how certain distributions by the Fund are generally taxed to individual taxpayers:

•	Distributions of earnings from qualifying dividends and qualifying long-term capital gains will be taxed at a maximum rate of 15%.

•	Note that distributions of earnings from dividends paid by certain “qualified foreign corporations” can also qualify for the lower tax rates on qualifying dividends.

•

A shareholder will also have to satisfy a more than 60-day holding period of their Fund shares with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.

•

Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

Distributions by a Fund of net capital gains (the excess of net long-term capital gains over net short-term capital losses) to shareholders are generally taxable to the shareholders at the applicable long-term capital gains rate, regardless of how long the shareholder has held shares of the Fund.

A dividend or capital gains distribution declared by a Fund in October, November or December, but paid during January of the following year will be considered to be paid on December 31 of the year it was declared.

Because each of the Funds may invest in foreign securities, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by countries other than the United States. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund at the close of a taxable year consists of stock or securities in non-U.S. companies, and if that Fund elects to “pass through” foreign taxes, shareholders of the Fund may be able to claim United States foreign tax credits with respect to foreign taxes paid by the Fund, subject to certain provisions and limitations contained in the Internal Revenue Code of 1986, as amended.

Shareholders that sell, exchange or redeem shares generally will have a capital gain or loss from the sale, redemption or exchange. The amount of the gain or loss and the rate of tax will depend mainly upon the amount paid for the shares, the amount received from the sale, exchange or redemption, and how long the shares were held.

If the value of shares is reduced below a shareholder’s cost as a result of a distribution by a Fund, the distribution will be taxable even though it, in effect, represents a return of invested capital. Investors considering buying shares just prior to a dividend or capital gain distribution payment date should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, those who purchase just prior to the record date for a distribution may receive a distribution which will be taxable to them. This is known as “buying a dividend.”

Shareholders will be advised annually as to the federal tax status of dividends and capital gain distributions made by each Fund for the preceding year. Distributions by the Funds generally will be subject to state and local taxes. If your tax basis in your shares exceeds the amount of proceeds you receive from a sale, exchange or redemption of shares, you will recognize a taxable loss on the sale of shares of a Fund. Any loss recognized on shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions that were received with respect to the shares. Additionally, any loss realized on a sale, redemption or exchange of shares of a Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of that Fund within a period of 61 days beginning 30 days before and ending 30 days after shares are disposed of, such as pursuant to a dividend reinvestment in shares of that Fund. If disallowed, the loss will be reflected as an adjustment to the tax basis of the shares acquired.

As with all mutual funds, each Fund may be required to withhold U.S. Federal income tax at the current rate of 28% of all taxable distributions to you if you fail to provide the Fund with your correct Taxpayer Identification Number, or to make required certifications, or if you have been notified by the Internal Revenue Service that you are subject to backup withholding.

FINANCIAL HIGHLIGHTS

Financial highlights are presented below for each of the Funds except the Flexible Capital Fund (which commenced operations on December 29, 2006 and, as a result, does not yet have financial highlights available). The financial highlights table is intended to help you understand each Fund’s financial performance and other financial information for the past five years. Certain information reflects financial results for a single Fund share. “Total Return” shows how much an investor in each Fund would have earned on an investment in a Fund assuming reinvestment of all dividends and distributions. The information has been audited by PricewaterhouseCoopers LLP, the Trust’s independent registered public accounting firm. The report of PricewaterhouseCoopers LLP and each Fund’s financial statements are incorporated by reference in the Statement of Additional Information, which is available through several channels described on page 57.

	Focus Fund						Growth Fund
For a Fund Share Outstanding Throughout the Period	Year Ended September 30, 2006	Year Ended September 30, 2005	Year Ended September 30, 2004	Year Ended September 30, 2003	Year Ended September 30, 2002	Year Ended September 30, 2006	Year Ended September 30, 2005	Year Ended September 30, 2004	Year Ended September 30, 2003	Year Ended September 30, 2002
Net Asset Value, Beginning of Period	$17.45	$14.83	$13.49	$11.68	$12.27	$18.09	$15.95	$14.09	$11.88	$12.71

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss	(0.02)	(0.03)	(0.05)	(0.03)	(0.08)	(0.04)	(0.02)	(0.04)	(0.07)	(0.04)
Net realized and unrealized gains (losses) on investments	0.76	2.65	1.39	1.84	(0.47)	0.56	2.16	1.90	2.28	(0.77)

Total from investment operations	0.74	2.62	1.34	1.81	(0.55)	0.52	2.14	1.86	2.21	(0.81)

DISTRIBUTIONS & OTHER:
Net Realized Gains	—	—	—	—	—	—	—	—	—	—
Tax Return of Capital	—	—	—	—	(0.04)	—	—	—	—	(0.02)

Redemption Fees	__ (1)	__ (1)	__ (1)	—	—	— (1)	__ (1)	__ (1)	—	—
Total Distributions & Other	—	—	—	—	(0.04)	—	—	—	—	(0.02)

NET ASSET VALUE, END OF PERIOD	$18.19	$17.45	$14.83	$13.49	$11.68	$18.61	$18.09	$15.95	$14.09	$11.88

TOTAL RETURN	4.24%	17.67%	9.93%	15.50%	(4.50)%	2.87%	13.42%	13.20%	18.60%	(6.42)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, at end of period (in 000s)	$4,616,455	$3,740,191	$2,895,322	$2,282,113	$1,274,068	$2,550,641	$2,125,668	$1,363,425	$789,220	$641,974
Ratio of expenses to average net assets, before expenses paid indirectly	1.24%	1.25%	1.30%	1.34%	1.35%	1.26%	1.26%	1.30%	1.38%	1.37%
Ratio of net investment loss to average net assets, net of expenses paid indirectly	(0.13)%	(0.18)%	(0.36)%	(0.54)%	(0.64)%	(0.26)%	(0.14)%	(0.34)%	(0.62)%	(0.49)%
Ratio of net investment loss to average net assets, before expenses paid indirectly	(0.15%)	(0.21%)	(0.40)%	(0.59)%	(0.68)%	(0.27)%	(0.16%)	(0.38)%	(0.67)%	(0.52)%
Portfolio turnover rate	80%	84%	84%	90%	117%	59%	73%	73%	91%	111%

(1)	Less than $0.01.

	21st Century Fund
For a Fund Share Outstanding Throughout the Period	Year Ended September 30, 2006	Year Ended September 30, 2005	Year Ended September 30, 2004	Year Ended September 30, 2003		Year Ended September 30, 2002
NET ASSET VALUE, BEGINNING OF PERIOD	$12.07	$10.20	$8.74	$6.54		$6.26

INCOME FROM INVESTMENT OPERATIONS:
Net investment gain (loss)	0.02	(0.01)	(0.04)	(0.04)		(0.08)
Net realized and unrealized gains on investments	1.80	1.88	1.50	2.23		0.36

Total from investment operations	1.82	1.87	1.46	2.19		0.28

DISTRIBUTIONS & OTHER:
Net investment income	— (1)	—	—	—		—
Increase from payment by service provider	—	—	—	0.01		—
Redemption Fees	— (1)	— (1)	— (1)	—		—
Total Distributions & Other	—	—		0.01		—

NET ASSET VALUE, END OF PERIOD	$13.89	$12.07	$10.20	$8.74		$6.54

TOTAL RETURN	15.10%	18.33%	16.70%	33.64%		4.47%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, at end of period (in 000s)	$871,459	$379,328	$216,228	$104,038		$56,021
Ratio of expenses to average net assets, less waivers and before expenses paid indirectly, plus reimbursements of previously waived expenses	1.33%	1.39%	1.50%	1.55	%(2)	1.50%
Ratio of net investment gain (loss) to average net assets, net of waivers, expenses paid indirectly, and reimbursements of previously waived expenses	0.20%	(0.19)%	(0.48)%	(1.05)%		(0.89)%
Ratio of expenses to average net assets, before waivers, expenses paid indirectly, and reimbursements of previously waived expenses	1.33%	1.36%	1.44%	1.65%		1.60%
Ratio of net investment gain (loss) to average net assets, before waivers, expenses paid indirectly, and reimbursements of previously waived expenses	0.20%	(0.22)%	(0.42)%	(1.15)%		(0.99)%
Portfolio turnover rate(3)	136%	175%	191%	236%		388%

(1)	Less than $0.01.

(2)	See Note 3 to the financial statements contained in the annual report dated September 30, 2006 for information regarding the voluntary fee waiver.

(3)	Portfolio turnover is greater than most funds due to the investment style of the Fund.

	International Opportunities Fund
For a Fund Share Outstanding Throughout the Period	Year Ended September 30, 2006	Year Ended September 30, 2005	Year Ended September 30, 2004	Year Ended September 30, 2003		Year Ended September 30, 2002
Net Asset Value, Beginning of Period	$13.00	$10.63	$8.80	$7.00		$6.78

Income from investment operations:
Net investment income (loss)	0.04	0.12	0.04	0.02		(0.02)
Net realized and unrealized gains on investments	2.87	2.25	1.79	1.78		0.19

Total from investment operations	2.91	2.37	1.83	1.80		0.17

Distributions & Other:
Net investment income	(0.10)	—	—	—		(0.01)
Net realized gains	—	—	—	—		—
Redemption fees	— (1)	— (1)	— (1)	—	(1)	0.05
Payment by affiliate	—	—	—	—		0.01

Total Distributions & Other	(0.10)	—	—	—		0.05

Net Asset Value, End of Period	$15.81	$13.00	$10.63	$8.80		$7.00

Total Return	22.46%	22.30%	20.80%	25.71%		3.37%
Supplemental Data and Ratios:
Net assets, at end of period (in 000s)	$571,684	$262,522	$106,162	$28,409		$20,632
Ratio of expenses to average net assets, less waivers and before expenses paid indirectly, plus reimbursements of previously waived expenses	1.44%	1.60%	1.60%	1.68	%(2)	1.60%
Ratio of net investment income (loss) to average net assets, net of waivers, expenses paid indirectly, and reimbursements of previously waived expenses	0.33%	1.19%	0.07%	0.18%		(0.25)%
Ratio of expenses to average net assets, before waivers, expenses paid indirectly and reimbursements of previously waived expenses	1.41%	1.49%	1.68%	2.31%		2.07%
Ratio of net investment income (loss) to average net assets, before waivers, expenses paid indirectly and reimbursements of previously waived expenses	0.36%	1.30%	0.00%	(0.45)%		(0.73)%
Portfolio turnover rate(3)	101%	156%	105%	211%		192%

(1)	Less than $0.01.

(2)	See Note 3 to the financial statements contained in the annual report dated September 30, 2006 for information regarding the voluntary fee waiver.

(3)	Portfolio turnover is greater than most funds due to the investment style of the Fund.

THE MARSICO FUNDS PRIVACY NOTICE

MARSICO FOCUS FUND

MARSICO GROWTH FUND

MARSICO 21ST CENTURY FUND

MARSICO INTERNATIONAL OPPORTUNITIES FUND

MARSICO FLEXIBLE CAPITAL FUND

Collectively, the “Marsico Funds”

What You Should Know

We recognize our obligation to keep information about you secure and confidential. It’s important for you to know that we do not sell or share Customer Information with marketers outside the Marsico Funds and the service providers to the Funds. So, there is no need for you to tell us not to. You also need to know that we carefully manage information among our service providers to give you better service, more convenience, and to offer benefits to you.

The Marsico Funds privacy policy covers Customer Information, which means personally identifiable information about a consumer or a consumer’s current or former relationship with the Marsico Funds. This notice is provided to you as required by the Federal Financial Privacy Law.

PROTECTING INFORMATION ABOUT YOU FROM MARKETERS OUTSIDE THE MARSICO FUNDS

The Marsico Funds do not sell or otherwise share any Customer Information with marketers outside the Marsico Funds. You don’t need to take any action to prevent disclosure. While we may offer products and services on behalf of outside companies, the Marsico Funds and companies that work for us control the information used to make those offers.

MAKING THE SECURITY OF INFORMATION A PRIORITY

Keeping financial information secure is one of our most important responsibilities. We value your trust, and we handle information about you with care. Your Customer Information is handled by service providers for the Marsico Funds. We limit access to Customer Information to those service providers who need to know that information to provide products and services to you or to maintain or service those products or services.

We maintain physical, electronic and procedural safeguards to protect Customer Information. We continually assess new technology for protecting information and we upgrade our systems when appropriate.

COLLECTING INFORMATION

We collect and use various types of information to service your accounts, to save you time and money, and to better understand your needs. We want to help you learn more about products and services that may be of interest to you.

We collect the following information about you from the following sources:

1. Information you provide to us on applications and through other means, such as your name, address and Social Security Number.

2. Information about your transactions and account experience with us, such as your account balance, investment history, and information about our communication with you, such as account statements and trade confirmations.

SHARING INFORMATION WITHIN THE MARSICO FUNDS

The Marsico Funds are a group of mutual funds. The Marsico Funds have no employees and do not own subsidiaries, nor are they owned by a parent company. The investment management and other operations are carried out by various service providers that provide the services that you receive on behalf of the Marsico Funds. These include, among others, the investment adviser, the transfer agent, the custodian, the distributor and the administrator.

In order to serve you, the Marsico Funds share Customer Information among the Funds that comprise the Marsico Funds. For example, we provide a statement that consolidates information about your holdings in each Fund onto one statement. This facilitates your understanding of your investment in the Marsico Funds. In addition, if you invest in a new Marsico Fund you may not need to furnish account information more than once. By sharing information about your accounts and relationships among our family of service providers, we can save you time and money and make it easier for you to do business with us.

SHARING INFORMATION WITH COMPANIES THAT WORK FOR US

We may share all types of Customer Information with service providers that work for us to provide you with products and services that you have requested or already receive from us. We share only the information needed to provide those products and services and to provide a good customer experience. These service providers may include financial service providers such as the investment adviser, the custodian, the transfer agent, the distributor and the administrator, and non-financial companies such as data processing companies. These service providers might assist us, for example, in fulfilling your service request, processing your transaction, maintaining company records, or helping us mail account statements and trade confirmations. In addition, we may share any of the types of Customer Information with companies that work for us to provide marketing and other services. All of these companies act on our behalf, are contractually obligated to keep the information that we provide to them confidential, and use the information only to provide the services we’ve asked them to perform for you and us.

DISCLOSING INFORMATION IN OTHER SITUATIONS

We may also disclose any of the types of Customer Information to non-affiliated third parties when permitted or required by law. This may include a disclosure in connection with a subpoena or similar legal process, an investigation or an audit or examination. We may also share any of the types of Customer Information outside our family of service providers if we have your consent.

MAKING SURE INFORMATION IS ACCURATE

Keeping the information about your account accurate and up-to-date is very important. We provide you with access to account information through various means such as account statements. If you ever find that your account information is incomplete, inaccurate or not current, or if you have any other questions, please contact us by any of the means listed on this page. We will try to update or correct any erroneous information or investigate your inquiry or complaint as quickly as possible.

KEEPING UP-TO-DATE WITH OUR PRIVACY POLICY

The Marsico Funds will provide notice of our privacy policy annually, as long as you maintain an ongoing relationship with us. This privacy notice and the Funds’ privacy policy may change from time to time, but you can always review our current privacy notice on our website at www.marsicofunds.com or contact us for a copy of the privacy policy by calling 888-860-8686.

Our privacy policy applies only to individual Marsico Funds investors who have a direct relationship with us. If you own Marsico Funds in the name of a third party broker-dealer, bank, investment adviser or other financial services provider, that third party’s privacy policy may apply to you and our privacy notice and privacy policy may not.

You may contact us by any of the following means:

By telephone: 888-860-8686

By mail: P.O. Box 3210

Milwaukee, WI 53201-3210

By E-mail: information@marsicofunds.com

The Marsico Funds Privacy Notice is not part of the Prospectus.

WHERE TO GO FOR MORE INFORMATION

You will find more information about the Funds in the following documents:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports list the holdings in each Fund as of the end of the relevant period, describe Fund performance, include financial statements for the Funds, and discuss the market conditions and strategies that significantly affected each Fund’s performance.

STATEMENT OF ADDITIONAL INFORMATION

The Statement of Additional Information contains additional and more detailed information about each Fund, and is considered to be a part of this Prospectus.

THERE ARE THREE WAYS TO GET A COPY OF THESE DOCUMENTS

1.	Obtain a copy online at www.marsicofunds.com, or call or write us to request a copy at the contact information provided below, and it will be sent without charge:

Marsico Funds

c/o UMB Fund Services, Inc.

P.O. Box 3210

Milwaukee, WI 53201-3210

888-860-8686

www.marsicofunds.com

2.	Call, write or submit an E-mail request to the Public Reference Section of the Securities and Exchange Commission (“SEC”) and ask them to mail you a copy. The SEC charges a fee for this service. You can also visit the SEC’s Public Reference Section and copy the documents while you are there. Information about the Public Reference Section may be obtained by calling one of the numbers below:

Public Reference Section of the SEC

Washington, D.C. 20549-0102

202-551-8090 or 800-SEC-0330

publicinfo@sec.gov

3.	Go to the SEC’s website (www.sec.gov) and download a free text-only version from the EDGAR Database on the website. The Trust’s SEC Investment Company Act file number is 811-08397.

THE MARSICO INVESTMENT FUND

•	MARSICO FOCUS FUND

•	MARSICO GROWTH FUND

•	MARSICO 21ST CENTURY FUND

•	MARSICO INTERNATIONAL OPPORTUNITIES FUND

•	MARSICO FLEXIBLE CAPITAL FUND

INVESTMENT ADVISER

Marsico Capital Management, LLC

ADMINISTRATOR

UMB Fund Services, Inc.

DISTRIBUTOR

UMB Distribution Services, LLC

COUNSEL

Dechert LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

TRANSFER AND DIVIDEND DISBURSING AGENT

UMB Fund Services, Inc.

CUSTODIAN

State Street Bank and Trust Company

[MARSICO FUNDS LOGO]

Marsico Funds

P.O. Box 3210, Milwaukee, WI 53201-3210

888-860-8686

The Trust’s Investment Company Act File Number is 811-08397